Exhibit 4.1
[FACE OF CERTIFICATE]
COMMON STOCK
GIA
[LOGO]
COMMON STOCK
CUSIP 402738 10 8
SEE REVERSE FOR CERTAIN DEFINITIONS
GULFSTREAM INTERNATIONAL GROUP, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
This Certifies that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF
GULFSTREAM INTERNATIONAL GROUP, INC.
(herein called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
          (NEW YORK, NY)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED OFFICER
SECRETARY

PRESIDENT
[REVERSE OF CERTIFICATE]
The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right
of survivorship and not as
tenants in common

UNIF GIFT MIN ACT—		Custodian

	(Cust)		(Minor)
under Uniform Gifts to Minors
Act
(State)

UNIF TRF MIN ACT—	Custodian (until age	)

(Cust)
under Uniform Transfers

(Minor)
to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED______hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
Shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated

X
NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.
SIGNATURE GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE FUND WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.